Note 6 - Property, Plant and Equipment	12 Months Ended
Mar. 31, 2023
Notes to Financial Statements
Property, Plant and Equipment Disclosure [Text Block]

6.   PROPERTY, PLANT AND EQUIPMENT

On May 25, 2021, the Company announced plans for a new facility in Sinton, Texas that would be part of the coil product segment. The new facility is on the campus of Steel Dynamics, Inc.'s ("SDI") new flat roll steel mill in Sinton, Texas. The Company's new location consists of an approximately 70,000 square foot building located on approximately 26.5 acres leased from SDI under a 99-year agreement with an annual rental payment of $1. The facility is equipped with a stretcher leveler cut-to-length line that is capable of handling material up to 1” thick, widths up to 96” and yields exceeding 100,000 psi. The Company put the facility into service at the end of October 2022 at a total completed cost of approximately $22.2 million.

During the twelve months ended March 31, 2022, the Company wrote off fully depreciated fixed assets that were no longer in use with an original cost and accumulated depreciation of approximately $2.1 million. During the twelve months ended March 31, 2022, the Company disposed of equipment that was removed from its Decatur facility and received approximately $0.2 million in proceeds from the disposal of the equipment which had an original cost of approximately $3.6 million and accumulated depreciation of approximately $3.4 million. During fiscal 2023, the Company did not write off or dispose of any fixed assets.

Depreciation expense was approximately $2.5 million and $1.3 million for fiscal 2023 and fiscal 2022, respectively.